LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name and investment strategy.

The name of the Fund will be LVIP BlackRock Global Allocation V.I. Managed Risk Fund. All references to the Fund’s name are revised accordingly.

The following replaces the information under Principal Investment Strategies on page 3 regarding the Managed Volatility Strategy:

Risk Management Strategy. The Fund’s risk management strategy seeks to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. Although the adviser is permitted to invest up to 20% in this strategy, under normal market conditions the adviser generally expects to invest less than 10% of the Fund’s net assets in the strategy.

The risk management strategy consists of selling (short) (i.e. hedging) and buying (long) positions in exchange-traded futures contracts. The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. The strategy is separate and distinct from any riders or features of your insurance contract.

The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall portfolio volatility. “Volatility” in this context means variance in the Fund’s investment returns. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the strategy. The adviser will seek to hedge currency risk involved in foreign futures contracts.

The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions. Under certain circumstances, the Fund’s use of exchange-traded futures in the risk management strategy may increase its economic exposure to equity securities up to a maximum of 80% of the Fund’s assets. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the Underlying Fund, which is a diversified fund, the Fund indirectly owns a broad mix of equity securities (stocks) and fixed income securities (bonds).